R

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                FORM 8-K/A NO. 1

Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               -------------------

                         Commission File Number 1-13102

        Date of Report (date of earliest event reported):  March 20, 1996


                       FIRST INDUSTRIAL REALTY TRUST, INC.
             (Exact name of Registrant as specified in its Charter)


          MARYLAND                              36-3935116
   (State or other jurisdiction of           (I.R.S. Employer
   incorporation or organization)            Identification No.)




             150 N. WACKER DRIVE, SUITE 150, CHICAGO, ILLINOIS 60606
                    (Address of principal executive offices)


                                 (312) 704-9000
              (Registrant's telephone number, including area code)

                  ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On March 20, 1996, First Industrial Realty Trust, Inc. and its subsidiaries (the "Company"), through two partnerships controlled by the Company, First Industrial, L.P. (the "Operating Partnership"), of which the Company is the sole general partner, and First Industrial Indianapolis, L.P. (the "Indianapolis Partnership"), of which a wholly-owned subsidiary of the Company is the sole general partner, acquired (the "Acquisition") eight bulk warehouse and 20 light industrial properties (the "Properties") in suburban Indianapolis, IN and Cincinnati and Columbus, OH, totaling 3,037,382 square feet of gross leasable area. The Properties were purchased for approximately $70.5 million from Shadeland Associates, L.P., Third Brookville Associates, L.P., Fourth Brookville Associates, L.P., Fifth Brookville Associates, L.P., 2900 North Shadeland Associates, L.P., Lincoln Business Center Associates, L.P., North Star Associates, L.P., Highland Associates, L.P., Creek Road Business Park, L.P., Americana Parkway Associates, L.P., Shadeland Center One Associates, L.P. (together the "First Highland Group"). Prior to the Acquisition, First Highland Group was not affiliated with the Company, any affiliate of the Company or any director or officer of the Company. Following the acquisition, two former employees of First Highland Group, Peter Murphy and Kevin Smith, were appointed by the Company to the positions of Senior Regional Director and Regional Director, respectively. The Properties will continue to be used for bulk warehouse and light industrial use under the existing lease terms.

     In connection with the Acquisition, the Company, through the Operating Partnership and the Indianapolis Partnership, assumed existing indebtedness under two mortgage loans with Monumental Life Insurance Company totaling $6.4 million and PFL Life Insurance Company totaling $3.0 million (together the "Assumed Indebtedness"), incurred new indebtedness pursuant to a mortgage loan with CIGNA Investments, Inc. in the amount of $36.8 million (the "New Indebtedness"), issued Operating Partnership units with an aggregate value of $12.1 million and funded the remainder of the purchase price with cash from working capital. The Assumed Indebtedness bears interest at 9.25%. The New Indebtedness bears interest at 7.5%.


                              ITEM 5.  OTHER EVENTS

     The Company acquired 47 industrial properties and one land parcel for future development during the period January 1, 1996 through April 10, 1996, the closing date of the last property acquired. The combined purchase price for these properties totaled approximately $127.5 million, excluding development costs subsequent to the acquisition of the properties and costs incurred by the Company in conjunction with the acquisition of the properties. Of the 47 industrial properties acquired, one of the properties was sold on April 4, 1996, to the tenant. The 28 properties acquired from the First Highland Group were funded through the Assumed Indebtedness and New Indebtedness, issuance of Operating Partnership Units and working capital. The balance of the property acquisitions were funded through i) proceeds from a public offering of 5,175,000 shares of common stock (the "1996 Equity Offering"), or ii) borrowings under the Company's acquisition facility from a group of banks for which First National Bank of Chicago is the agent, or iii) another acquisition facility of the Company which was subsequently repaid with proceeds from the 1996 Equity Offering. The Company has continued the pre-acquisition uses of the operating properties. With respect to the property currently under development, the Company intends to operate the facility as industrial rental property.

     - On January 11, 1996, the Company purchased a 364,000 square foot light industrial property located in suburban Chicago, Illinois. The purchase price for the property was approximately $5.0 million. The property was purchased from The Pullman Company.

     - On February 5, 1996, the Company purchased two light industrial properties totaling 109,086 square feet located in suburban Chicago, Illinois. The aggregate purchase price for the properties was approximately $2.5 million. The properties were purchased from the KLGG Partnership.

     - On February 15, 1996, the Company purchased a 1,040,000 square foot bulk warehouse property located in suburban Atlanta, Georgia for approximately $19.6 million. The property was purchased from the Atlanta Warehouse Associates Limited Partnership.

     - On February 23, 1996, the Company purchased for approximately $1.2 million approximately 11 acres in Atlanta, Georgia where a 180,000 light industrial facility is currently under construction. The land was purchased from the Indian Brook Park Associates, Limited Partnership.

     - On February 29, 1996, the Company purchased ten light industrial properties located in suburban Detroit, Michigan totaling 386,520 square feet. The aggregate purchase price for these properties was approximately $12.9 million. The properties were purchased from The Equitable Life Assurance Society of the United States. On April 4, 1996, the Company sold one of the properties for $.6 million to the former tenant thereof.

     - On March 20, 1996, the Company acquired eight bulk warehouse and 20 light industrial properties totaling 3,037,382 square feet located in suburban Indianapolis, IN and Cincinnati and Columbus, OH. The acquisition price for the properties was approximately $70.5 million. The properties were purchased from the First Highland Group.

     - On March 22, 1996, the Company purchased a 151,469 square foot bulk warehouse property located in suburban Chicago, Illinois for approximately $3.1 million. The property was purchased from WH S. Holland Corporation.

     - On April 10, 1996, the Company purchased four light industrial properties totaling 212,293 square feet located in suburban Minneapolis, Minnesota for approximately $12.7 million. The properties were purchased from Ryan Construction Company of Minnesota, Inc., Ryan Twin Lakes Limited Partnership and Ryan Properties, Inc.



                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) and (b). FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION. Historical financial information relating to the properties described under
Item 2 and Item 5 above, as well as pro forma financial information for the Company, is included on pages 8 through 9.

     (c).  Exhibits.

     Exhibit Number           Description
          10.1 *              Contribution Agreement dated as of March 19, 1996.
            23                Consent of Coopers & Lybrand L.L.P.,
                              Independent Accountants

* Previously filed

                          INDEX TO FINANCIAL STATEMENTS



                                                                           PAGE
                                                                           ----

FIRST HIGHLAND PROPERTIES AND THE OTHER ACQUISITION PROPERTIES

     Report of Independent Accountants . . . . . . . . . . . . . . . . . .   4

     Combined Historical Statements of Revenues and Certain Expenses
     for the Three Months Ended March 31, 1996 and the Year Ended
     December 31, 1995 . . . . . . . . . . . . . . . . . . . . . . . . . .   5

     Notes to Combined Historical Statements of Revenues and Certain
     Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6-7



PRO FORMA FINANCIAL INFORMATION

     Pro Forma Statement of Operations for the Three Months Ended
     March 31, 1996. . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

     Pro Forma Statement of Operations for the Year Ended
     December 31, 1995 . . . . . . . . . . . . . . . . . . . . . . . . . .   9

     Notes to Pro Forma Financial Statements . . . . . . . . . . . . . . . 10-11

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
   First Industrial Realty Trust, Inc.


     We have audited the combined historical statements of revenues and certain expenses of First Highland Properties and the Other Acquisition Properties as described in Note 1 for the year ended December 31, 1995. These financial statements are the responsibility of First Highland Properties' and the Other Acquisition Properties' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     The accompanying combined historical statements of revenues and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No. 1 of First Industrial Realty Trust, Inc. and are not intended to be a complete presentation of First Highland Properties' and the Other Acquisition Properties' revenues and expenses.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and certain expenses of the First Highland Properties and the Other Acquisition Properties for the year ended December 31, 1995 in conformity with generally accepted accounting principles.





                                        COOPERS & LYBRAND L.L.P.
Chicago, Illinois
May 13, 1996

                        FIRST HIGHLAND PROPERTIES AND THE
                          OTHER ACQUISITION PROPERTIES
         COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


                                                       FOR THE THREE MONTHS ENDED
                                                        MARCH 31, 1996 (UNAUDITED)
                                                     ------------------------------
                                                                          OTHER
                                                      FIRST HIGHLAND   ACQUISITION
                                                        PROPERTIES     PROPERTIES
                                                     ---------------  -------------
     Revenues:
      Rental Income. . . . . . . . . . . . . . . .     $    2,201     $    1,928
      Tenant Recoveries and Other Income . . . . .            182            410
                                                     ---------------  -------------
        Total Revenues . . . . . . . . . . . . . .          2,383          2,338
                                                     ---------------  -------------
     Expenses:
      Real Estate Taxes. . . . . . . . . . . . . .            213            340
      Repairs and Maintenance. . . . . . . . . . .            134             57
      Property Management. . . . . . . . . . . . .             86             43
      Utilities. . . . . . . . . . . . . . . . . .            189             85
      Insurance. . . . . . . . . . . . . . . . . .             28             14
      Other. . . . . . . . . . . . . . . . . . . .             --             --
                                                     ---------------  -------------
        Total Expenses . . . . . . . . . . . . . .            650            539
                                                     ---------------  -------------
     Revenues in Excess of Certain Expenses. . . .     $    1,733     $    1,799
                                                     ---------------  -------------
                                                     ---------------  -------------


                                                           FOR THE YEAR ENDED
                                                            DECEMBER 31, 1995
                                                     ------------------------------
                                                                          OTHER
                                                      FIRST HIGHLAND   ACQUISITION
                                                        PROPERTIES     PROPERTIES
                                                     ---------------  -------------
     Revenues:
      Rental Income. . . . . . . . . . . . . . . .     $    8,366     $    6,089
      Tenant Recoveries and Other Income . . . . .          1,144          1,088
                                                     ---------------  -------------
        Total Revenues . . . . . . . . . . . . . .          9,510          7,177
                                                     ---------------  -------------
     Expenses:
      Real Estate Taxes. . . . . . . . . . . . . .            911          1,463
      Repairs and Maintenance. . . . . . . . . . .            587            317
      Property Management. . . . . . . . . . . . .            459            236
      Utilities. . . . . . . . . . . . . . . . . .            810            241
      Insurance. . . . . . . . . . . . . . . . . .            117            112
      Other. . . . . . . . . . . . . . . . . . . .             --             82
                                                     ---------------  -------------
        Total Expenses . . . . . . . . . . . . . .          2,884          2,451
                                                     ---------------  -------------
     Revenues in Excess of Certain Expenses. . . .     $    6,626     $    4,726
                                                     ---------------  -------------
                                                     ---------------  -------------




The accompanying notes are an integral part of the financial statements.

                        FIRST HIGHLAND PROPERTIES AND THE
                          OTHER ACQUISITION PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1.   BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combine the results of operations of 46 properties acquired by First Industrial Realty Trust, Inc. (the "Company") during the period January 1, 1996 through April 10, 1996 the closing date of the last property acquired (the "Acquisition Properties"). Of the 46 acquired properties, 28 were acquired on March 20, 1996 (the "First Highland Properties") for an aggregate acquisition price of approximately $70.5 million. The remaining 18 properties (the "Other Acquisition Properties") were acquired for an aggregate purchase price of approximately $55.8 million.



                                       # of       Square                   Date                Date Rental
     Metropolitan Area              Properties     Feet                  Acquired          History Commenced
     -----------------              ----------     ----                  --------          -----------------
                                                (Unaudited)
     FIRST HIGHLAND PROPERTIES
     -------------------------
     ACQUISITIONS:
      Indianapolis, IN                  24       2,029,453            March 20, 1996              (a)
      Cincinnati, OH                     3         951,080            March 20, 1996        January 1, 1995
      Columbus, OH                       1          56,849            March 20, 1996        January 1, 1995
                                    ----------  ----------
                                        28       3,037,382
                                    ----------  ----------
     OTHER ACQUISITION PROPERTIES
     ACQUISITIONS:
      Chicago, IL                        1         364,000          January 11, 1996        January 1, 1995
      Chicago, IL                        2         109,086          February 5, 1996        January 1, 1995
      Atlanta, GA                        1       1,040,000         February 15, 1996        January 1, 1995
      Detroit, MI                        9         386,520         February 29, 1996        January 1, 1995
      Chicago, IL                        1         151,469            March 22, 1996        January 1, 1995
      Minneapolis, MN                    4         212,293            April 10, 1996              (b)
                                    ----------  ----------
                                        18       2,263,368
                                    ----------  ----------

- -------------------------------------------------
(a) Rental history commenced on January 1, 1995 for 21 of the buildings. Rental history for the remaining three buildings, totaling 146,500 square feet, commenced in November 1995 when these buildings were placed in service.

(b) Rental history commenced for a 47,735 and 30,476 square foot building on January 1, 1995. Construction of a 74,300 and 59,782 square foot building was completed in July and September, 1995, respectively.

     The unaudited Combined Historical Statements of Revenues and Certain Expenses for the three month period ended March 31, 1996 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Acquisition Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

                        FIRST HIGHLAND PROPERTIES AND THE
                          OTHER ACQUISITION PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)



      REVENUE AND EXPENSE RECOGNITION

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.


3.   FUTURE RENTAL REVENUES

     The Acquisition Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1995 are approximately as follows:


                                      First               Other
                                    Highland          Acquisition
                                   Properties          Properties
                                  ------------        ------------
                    1996           $    8,300          $    7,157
                    1997                6,830               6,875
                    1998                5,652               6,001
                    1999                4,247               5,260
                    2000                2,397               2,753
                    Thereafter          4,369               7,652
                                  ------------        ------------
                    Total          $   31,795          $   35,698
                                  ------------        ------------
                                  ------------        ------------

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1996
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                       Other
                                                             Pro Forma                             Acquisition
                                    First         First     Adjustments               Other         Properties    First
                                  Industrial    Highland      First                Acquisition       and Other  Industrial
                                    Realty     Properties    Highland               Properties       Pro Forma    Realty
                                  Trust, Inc. (Historical)  Properties             (Historical)    Adjustments  Trust, Inc.
                                 (Historical)   Note 2(a)    Note 2(b)   Subtotal    Note 2(c)       Note 2(d)  Pro Forma
                                  ----------- ------------  -----------  --------  ------------   ------------ -------------
REVENUES:
 Rental Income . . . . . . . . . .$   23,126   $    1,915     $    ---  $   25,041   $   1,029    $     ---    $  26,070
 Tenant Recoveries and
   Other Income. . . . . . . . . .     7,519          182          ---       7,701         218          ---        7,919
                                  -----------  -----------  ----------- -----------  ----------    ----------  ----------
    Total Revenues . . . . . . . .    30,645        2,097          ---      32,742       1,247          ---       33,989
                                  -----------  -----------  ----------- -----------  ----------    ----------  ----------
EXPENSES:
 Real Estate Taxes . . . . . . . .     5,146          213          ---       5,359         237          ---        5,596
 Repairs and Maintenance . . . . .     1,419          134          ---       1,553          45          ---        1,598
 Property Management . . . . . . .     1,059           86          ---       1,145          40          ---        1,185
 Utilities . . . . . . . . . . . .       871          189          ---       1,060          21          ---        1,081
 Insurance . . . . . . . . . . . .       201           28          ---         229          14          ---          243
 Other . . . . . . . . . . . . . .       268          ---          ---         268         ---          ---          268
 General and Administrative. . . .       934          ---          ---         934         ---          ---          934
 Interest Expense. . . . . . . . .     6,638          ---          785       7,423         ---         (114)       7,309
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs . . . .       775          ---          ---         775         ---          ---          775
 Depreciation and Other
  Amortization . . . . . . . . . .     6,348          ---          250       6,598         ---          140        6,738
                                  -----------  -----------  ----------- -----------  ----------    ----------  ----------
   Total Expenses. . . . . . . . .    23,659          650        1,035      25,344         357           26       25,727
                                  -----------  -----------  ----------- -----------  ----------    ----------  ----------
Income Before Minority Interest
 and Extraordinary Loss. . . . . .     6,986        1,447       (1,035)      7,398         890          (26)       8,262

Income Allocated to Minority
 Interest. . . . . . . . . . . . .      (404)        (113)          81        (436)        (70)         (74)        (580)
                                  -----------  -----------  ----------- -----------  ----------    ----------  ----------
Income Before Extraordinary
 Loss. . . . . . . . . . . . . . .     6,582        1,334         (954)      6,962         820         (100)       7,682
                                  -----------  -----------  ----------- -----------  ----------    ----------  ----------
Extraordinary Loss . . . . . . . .      (821)          ---          ---       (821)         ---          ---        (821)
                                  -----------  -----------  ----------- -----------  ----------    ----------  ----------
Net Income . . . . . . . . . . . .     5,761    $   1,334     $   (954)  $   6,141   $     820    $    (100)   $   6,861
                                               -----------  ----------- -----------  ----------    ----------
                                               -----------  ----------- -----------  ----------    ----------

Preferred Stock Dividends. . . . .      (980)                                                                       (980)
                                  -----------                                                                  ----------
Net Income Available to
 Common Shareholders . . . . . . . $   4,781                                                                   $   5,881
                                  -----------                                                                  ----------
                                  -----------                                                                  ----------
Net Income Per Weighted
 Average Common Share
 Outstanding (22,305,642
 as of March 31, 1996) . . . . . . $    0.21
                                  -----------
                                  -----------
Pro Forma Net Income
 Per Weighted Average
 Common Share Outstanding
 (24,131,480 as of
 March 31, 1996 pro forma) . . . .                                                                             $    0.24
                                                                                                               ----------
                                                                                                               ----------

The accompanying notes are an integral part of the pro forma financial statement.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1996
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                       Other
                                                             Pro Forma                             Acquisition
                                    First         First     Adjustments               Other         Properties    First
                                  Industrial    Highland      First                Acquisition       and Other  Industrial
                                    Realty     Properties    Highland               Properties       Pro Forma    Realty
                                  Trust, Inc. (Historical)  Properties             (Historical)    Adjustments  Trust, Inc.
                                 (Historical)   Note 2(a)    Note 2(b)   Subtotal    Note 2(c)       Note 2(d)  Pro Forma
                                  ----------- ------------  -----------  --------  ------------   ------------ -------------
REVENUES:
 Rental Income . . . . . . . . . .$   83,522   $    8,366   $      ---  $   91,888   $   6,089    $     ---    $  97,977
 Tenant Recoveries and
   Other Income. . . . . . . . . .    22,964        1,144          ---      24,108       1,088          ---       25,196
                                  -----------  -----------  ----------- -----------  ----------    ----------  ----------
    Total Revenues . . . . . . . .   106,486        9,510          ---     115,996       7,177          ---      123,173
                                  -----------  -----------  ----------- -----------  ----------    ----------  ----------
EXPENSES:
 Real Estate Taxes . . . . . . . .    16,998          911          ---      17,909       1,463          ---       19,372
 Repairs and Maintenance . . . . .     3,872          587          ---       4,459         317          ---        4,776
 Property Management . . . . . . .     3,539          459          ---       3,998         236          ---        4,234
 Utilities . . . . . . . . . . . .     2,060          810          ---       2,870         241          ---        3,111
 Insurance . . . . . . . . . . . .       903          117          ---       1,020         112          ---        1,132
 Other . . . . . . . . . . . . . .       930          ---          ---         930          82          ---        1,012
 General and Administrative. . . .     3,135          ---          ---       3,135         ---          ---        3,135
 Interest Expense. . . . . . . . .    28,591          ---        3,627      32,218         ---       (3,431)      28,787
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs . . . .     4,438          ---          ---       4,438         ---          ---        4,438
 Depreciation and Other
  Amortization . . . . . . . . . .    22,264          ---        1,499      23,763         ---        1,175       24,938
 Disposition of Interest Rate
  Protection Agreement . . . . . .     6,410          ---          ---       6,410         ---          ---        6,410
                                  -----------  -----------  ----------- -----------  ----------    ----------  ----------
   Total Expenses. . . . . . . . .    93,140        2,884        5,126     101,150       2,451       (2,256)     101,345
                                  -----------  -----------  ----------- -----------  ----------    ----------  ----------
Income Before Minority
 Interest. . . . . . . . . . . . .    13,346        6,626       (5,126)     14,846       4,726        2,256       21,828

Income Allocated to
 Minority Interest . . . . . . . .      (997)        (517)         400      (1,114)       (369)        (220)      (1,703)
                                  -----------  -----------  ----------- -----------  ----------    ----------  ----------

Net Income . . . . . . . . . . . .    12,349    $   6,109   $   (4,726) $   13,732   $   4,357    $   2,036    $  20,125
                                               -----------  ----------- -----------  ----------    ----------
                                               -----------  ----------- -----------  ----------    ----------

Preferred Stock Dividends. . . . .      (468)                                                                       (468)
                                  -----------                                                                  ----------
Net Income Available to
 Common Shareholders . . . . . . .$   11,881                                                                  $   19,657
                                  -----------                                                                  ----------
                                  -----------                                                                  ----------
Net Income Per Weighted
 Average Common Share
 Outstanding (18,889,013 as of
 December 31, 1995). . . . . . . . $    0.63
                                  -----------
                                  -----------
Pro Forma Net Income Per
 Weighted Average Common
 Share Outstanding
 (24,064,013 as of
 December 31, 1995, pro forma) . .                                                                             $    0.82
                                                                                                               ----------
                                                                                                               ----------


The accompanying notes are an integral part of the pro forma financial statement.

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS


1.   BASIS OF PRESENTATION.

     First Industrial Realty Trust, Inc. (the "Company") was organized in the state of Maryland on August 10, 1993. The Company is a real estate investment trust ("REIT") as defined in the Internal Revenue Code. On February 2, 1996, the Company completed a stock offering of 5,175,000 shares (inclusive of the underwriters overallotment option) of $.01 par value common stock (the "1996 Equity Offering").

     The accompanying unaudited pro forma financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of the Company. The pro forma statements of operations for the three months ended March 31, 1996 and for the year ended December 31, 1995 have been prepared as if the properties acquired subsequent to December 31, 1995 (the "Acquisition Properties") had been acquired on either January 1, 1995 or the lease commencement date if the property was developed and as if the 1996 Equity Offering had been completed January 1, 1995.

     The unaudited pro forma financial statements are not necessarily indicative of what the Company's results of operations would have been for the three months ended March 31, 1996 or for the year ended December 31, 1995, had the Acquisition Properties been acquired as described above, nor do they purport to present the future results of operations of the Company.


2.      PRO FORMA ASSUMPTIONS AND ADJUSTMENTS.

     (a) The historical operations reflect the operations of the 28 properties (the "First Highland Properties") for the period January 1, 1996 through the acquisition date March 20, 1996.

     (b) In connection with the First Highland Properties acquisition, the Company assumed two mortgage loans totaling $9.4 million (the "Assumed Indebtedness") and also entered into a new mortgage loan in the amount of $36.8 million (the "New Indebtedness"). The interest expense adjustment reflects interest on the Assumed Indebtedness and the New Indebtedness as if such indebtedness was outstanding beginning January 1, 1996.

          The depreciation and amortization adjustment reflects the charge for the First Highland Properties acquired on March 20, 1996 for the period from January 1, 1996 to the acquisition date.

          Income allocated to minority interest reflects income attributable to Units in First Industrial, L.P. (the "Operating Partnership") owned by Unitholders other than the Company. Income allocated to minority interest has been adjusted to reflect the income from Units issued in connection with the First Highland Properties acquisition as if such units had been issued January 1, 1996 and to reflect the earlier completion of the 1996 Equity Offering.

     (c) The historical operations reflect the operations of the remaining 18 properties acquired (the "Other Acquisition Properties") between January 1, 1996 and April 10, 1996, the closing date of the last property acquired, for the period beginning on January 1, 1996 through their respective acquisition dates.


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

                       FIRST INDUSTRIAL REALTY TRUST, INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS



     (d) The interest expense adjustment reflects an increase in the acquisition facility borrowings (at the 30-day London Interbank Offered Rate ("LIBOR") plus 2%) for the assumed earlier purchase of the Other Acquisition Properties offset by the related interest savings related to the assumed repayment of $59.4 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the 1996 Equity Offering.

          The depreciation and amortization adjustment reflects the charge for the Other Acquisition Properties for the period from January 1, 1996 to their respective acquisition dates.

          Income allocated to minority interest reflects income attributable to Units in the Operating Partnership owned by Unitholders other than the Company. The minority interest adjustment reflects a 7.8% minority interest throughout the first quarter of 1996 resulting from the assumed issuance as of January 1, 1996 of Units in connection with the acquisition of the First Highland Properties and of Company common stock in the 1996 Equity Offering.

     (e) The historical operations reflect the operations for the year ended December 31, 1995 of the First Highland Properties as if the properties had been acquired on January 1, 1995, except for properties which were developed for which operations are included beginning on the lease commencement date.

     (f) The interest expense adjustment reflects interest on the Assumed Indebtedness and the New Indebtedness as if such indebtedness was outstanding beginning January 1, 1995.

          The depreciation and amortization adjustment reflects the charge for the First Highland Properties as if the acquisition had occurred on January 1, 1995.

          Income allocated to minority interest reflects income attributable to Units in the Operating Partnership owned by Unitholders other than the Company. Income allocated to minority interest has been adjusted to reflect income allocated to Units issued in connection with the First Highland Properties acquisition as if the Units and the common stock from the 1996 Equity Offering were issued January 1, 1995.

     (g) The historical operations reflect the operations of the Other Acquisition Properties as if the properties had been acquired at January 1, 1995, except for properties which were developed for which operations are included beginning on the lease commencement date.

     (h) The interest rate adjustment reflects an increase in the acquisition facility borrowings (at LIBOR plus 2%) for the assumed earlier purchase of the Other Acquisition Properties offset by the related interest savings related to the assumed repayment of $59.4 million of acquisition facility borrowings on January 1, 1995 from the proceeds of the 1996 Equity Offering.

          The depreciation and amortization adjustment reflects the charge for the Other Acquisition Properties as if the acquisitions had occured on January 1, 1995.

          Income allocated to minority interest reflects income attributable to Units in the Operationg Partnership owned by Unitholders other than the Company. The minority interest adjustment reflects a 7.8% minority interest throughout 1995 resulting from the assumed issuance as of January 1, 1995 of Units in connection with the acquisition of the First Highland Properties and of Company common stock in the 1996 Equity Offering.


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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                         FIRST INDUSTRIAL REALTY TRUST, INC.



May 17, 1996             By:      /s/ Michael J. Havala
                              -----------------------------
                              Michael J. Havala
                              Chief Financial Officer
                              (Principal Financial and Accounting Officer)



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

                                  EXHIBIT INDEX


Exhibit No.         Description
- -----------         -----------
  10.1 *            Contribution Agreement dated as of March 19, 1996.
  23                Consent of Coopers & Lybrand L.L.P.,
                    Independent Accountants

* Previously filed.

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